Exhibit 10.1.4


                               AMENDING AGREEMENT



         THIS AMENDING AGREEMENT is made as of the 29th day of May 2003,

BETWEEN:

                           CUSTOM DIRECT INCOME FUND, a trust formed under the laws of the Province of Ontario,

                           (the "Fund"),


                           - and -


                           CUSTOM DIRECT CANADA INC., a corporation existing under the laws of the Province of Ontario,

                           ("Custom Direct Canada"),


                           - and -



                           CUSTOM DIRECT USA INC., a corporation existing under the laws of the State of Delaware,


                             ("Custom Direct USA"),



                           - and -


                           CUSTOM DIRECT ULC, an unlimited liability corporation existing under the laws of the Province of Nova Scotia,

                           ("Custom Direct ULC"),


                           - and -


                           CUSTOM DIRECT, INC., a corporation existing under the laws of the State of Delaware,

                           ("Custom Direct"),


                           - and -


                           MDC CORPORATION INC., a corporation existing under the laws of the Province of Ontario,

                           ("MDC"),


                           - and -


                           ASHTON-POTTER CANADA INC., a corporation existing under the laws of the Province of Ontario,

                           ("Ashton-Potter").

RECITALS:

A. The parties entered into an agreement dated as of May 15, 2003 as (the "Acquisition Agreement").

B. The parties to the Acquisition Agreement wish to amend the terms of the Acquisition Agreement.

         NOW THEREFORE in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties to this Agreement agree as follows:


                                   ARTICLE 1.
                                 INTERPRETATION

1.1.     One Agreement

         This Amending Agreement and the Acquisition Agreement shall be read, interpreted, construed and have effect as, and shall constitute, one agreement with the same effect as if the amendments made by this amending agreement had been contained in the Acquisition Agreement.

1.2.     Defined Terms

         In this Amending Agreement, unless something in the subject matter or context is inconsistent therewith, (a) terms defined in the description of the parties or in the recitals of this Amending Agreement have the respective meanings given to them therein, and (b) all other capitalized terms have the respective meanings given to them in the Acquisition Agreement.

1.3.     Headings

         The headings of the Articles and Sections of this Amending Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amending Agreement.

1.4.     References

         All references in this Amending Agreement to Articles and Sections, unless otherwise specified, are to Articles and Sections of the Acquisition Agreement.


                                   ARTICLE 2.
                                   AMENDMENTS

2.1.  Section 7.4.1 is amended to read as follows

         MDC and Ashton-Potter shall receive an aggregate amount equal to $83,573,459.00 (the "MDC Merger Consideration") from Custom Direct for the 11 Custom Direct Common Shares held by MDC and Ashton-Potter immediately prior to the Effective Time (being all of the outstanding Custom Direct Common Shares at such time) payable by delivery of (a)
         7.665523117 fully paid and non-assessable Custom Direct Class B Common Shares to MDC, (b) 0.851724791 fully paid and non-assessable Custom Direct Class B Common Shares to Ashton-Potter, (c) 3.513104894 fully paid and non-assessable Custom Direct Series B Preferred Shares to MDC, (d) 0.39034499 fully paid and non-assessable Custom Direct Series B Preferred Shares to Ashton-Potter, (e) a certified cheque or bank draft in the amount of $40,782,515.42 payable to or to the order of MDC, or as may be otherwise directed by MDC,(f) a certified cheque or bank draft in the amount of $4,531,390.60 payable to or to the order of Ashton-Potter, or as may be otherwise directed by Ashton-Potter and
         (g) a non-cash payment of $4,500,000 to be applied to the intercompany debt owed by MDC and Ashton-Potter to Custom Direct.


                                   ARTICLE 3.
                                    GENERAL

3.1.     Confirmation

         As amended hereby, the Acquisition Agreement is reaffirmed, approved and confirmed in every aspect, and shall remain in full force and effect.

3.2.     Waiver, Amendment

         Except as expressly provided in this Amending Agreement, no amendment or waiver of this Amending Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Amending Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Amending Agreement constitute a continuing waiver unless otherwise expressly provided.

3.3.     Governing Law

         This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

3.4.     Time of Essence

         Time is of the essence of this Amending Agreement.

3.5.     Further Assurances

         Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this Amending Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement.

3.6.     Counterparts

         This Amending Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement and agree to be bound by the amendments to the Acquisition Agreement as contained herein.


                                   CUSTOM DIRECT INCOME FUND, by its
                                   attorney, Custom Direct Canada Inc.



                                   By:  ______________________________
                                        Name:
                                        Title:


                                   CUSTOM DIRECT CANADA INC.



                                   By:  ______________________________
                                        Name:
                                        Title:


                                   CUSTOM DIRECT USA INC.


                                   By:  ______________________________
                                        Name:
                                        Title:


                                   CUSTOM DIRECT, INC.


                                   By:  ______________________________
                                        Name:
                                        Title:


                                   CUSTOM DIRECT ULC


                                   By:  ______________________________
                                        Name:
                                        Title:


                                   MDC CORPORATION INC.


                                   By:  ______________________________
                                        Name:
                                        Title:


                                   ASHTON-POTTER CANADA INC.



                                   By:  ______________________________
                                        Name:
                                        Title: